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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2000


                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------



             DELAWARE                     0-18121                36-3664868
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          Incorporation)                                     Identification No.)




55TH STREET & HOLMES AVENUE                                            60514
 CLARENDON HILLS, ILLINOIS                                           (Zip Code)
(Address of principal executive
           offices)



       Registrant's telephone number, including area code: (630) 325-7300



                                 NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST YEAR)


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Item 5.  Other Events.
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         MAF Bancorp, Inc. provides notice that it will hold its Annual Meeting of Shareholders on Wednesday, April 26, 2000 at Marie's Ashton Place, 341 W. 75th Street, Willowbrook, Illinois 60514, at 10:00 a.m. The Board of Directors has fixed March 8, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAF Bancorp, Inc.



Date:    March 14, 2000                     By:  /s/ Jerry A. Weberling
                                                 ----------------------
                                                 Jerry A. Weberling
                                                 Executive Vice President and
                                                  Chief Financial Officer